SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                                June 17, 1997


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


           Florida                   1-13666                 59-3305930
(State or other jurisdiction       (Commission              (IRS employer
      of incorporation)             file number)           identification No.)



               5900 Lake Ellenor Drive, Orlando, Florida 32809
                   (Address of principal executive offices)



             Registrant's telephone number, including area code:
                                (407) 245-4000



                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5.     Other Events.

            On June 17, 1997, the Registrant issued a news release entitled "Darden Reports Annual Results and Meets Fourth Quarter Expectations," including certain preliminary financial statements. Final financial statements with additional analyses will be filed as part of the Company's Annual Report on Form 10-K in August, 1997.

Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

                  Exhibit No.       Description
                       27           Financial Data Schedule.

                       99           Press   release   dated  June  17,   1997,
                                    entitled "Darden Reports Annual Results and Meets Fourth Quarter Expectations."


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 18, 1997                           DARDEN RESTAURANTS, INC.



                                          By  /s/ C.L. Whitehill
                                                C.L. Whitehill
                                                Senior Vice President,
                                                General Counsel and Secretary

                                INDEX TO EXHIBITS




Exhibit Number                                                      Page

27          Financial Data Schedule                                  4

99          Press  release  dated  June 17,  1997,
            entitled  "Darden  Reports Annual
            Results and Meets Fourth Quarter Expectations."          5